--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                                January 9, 1998

We welcome this opportunity to present you with the annual report The Hyperion Total Return Fund, Inc. (the 'Fund') for its fiscal year ended November 30, 1997. The Fund's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTR'.

DESCRIPTION OF THE FUND

The Fund is a diversified closed-end investment company. The Fund's investment objective is to attempt to provide shareholders with a high total return, including short and long-term capital gains and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities.

MARKET ENVIRONMENT

The fixed income markets had a mixed year ending November 30, 1997. On the one hand, the strong economy and low level of unemployment kept the Federal Reserve Board's monetary policy with a bias towards raising interest rates. On the other hand, the low inflation environment where prices on most consumer goods increased slightly above 2.0% caused interest rates on longer maturity assets to fall relative to shorter maturity securities. The economic problems in Asia will be the wild card going into 1998. The depth of Asia's problems will have global implications that will impact monetary policy over the near term.

We are generally positive on interest rates and feel that there are a number of fundamental factors that support a lower interest rate range than has been experienced over the last few years. These factors include improving fiscal policy, declining government deficits, and a low level of global inflation.

The decline in interest rates over the last few months has sent refinancing applications on residential mortgages dramatically higher. We believe, however, that because of the volume of refinancing that occurred in 1993, the refinancing activity anticipated in 1998 will be lower than that of 1993.

PORTFOLIO STRATEGY AND PERFORMANCE

The impact of Asia's economic problems has helped spur a widening in yield spreads for many sectors of the fixed income markets. Moreover, there exists a higher degree of concern over credit quality in general and prepayment risk from lower interest rates. We believe that this yield spread widening in certain sectors represents an excellent opportunity to increase the Fund's exposure to those sectors in securities with strong call protection. As a result of this, the portfolio's allocation of high credit quality, prepayment protected securities, such as well structured agency collateralized mortgage obligations and subordinated mortgage-backed securities has increased. Some of these added securities in the portfolio actually benefit from increased prepayment activity and its associated positive effect on the credit outlook for the securities. Accordingly, as these securities were added, the allocation to Treasuries and MBS passthoughs were reduced.

The asset-backed securities ('ABS') sector of the market saw an unusually high level of activity in 1997. Securitization of new asset

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
REPORT OF THE INVESTMENT ADVISOR (CONTINUED)

--------------------------------------------------------------------------------
categories presents opportunities for investors in two ways. With any new asset classes, credit support tends to be higher per unit of credit. Also, investors demand higher yields to give them incentive to invest in new classes of such securities. As a result, stronger credit support and higher yields are often attained with new securitizations. 1997 proved to be a record issuance year for the asset-backed market. As a result, the ABS allocation of the portfolio has increased 5% from November of 1996 to an allocation of 25% of the portfolio.

The allocation to high-yield corporates was increased over the summer of 1997. As with many sectors of the fixed income market, high yield corporates became more attractive as yield spreads on some competing securities became overpriced. The corporate high yield portion of the portfolio at fiscal year end is 5.6%.

The Fund's total return for the six and twelve month periods ending November 30,
1997 were     % and     %, respectively. Total investment return is based upon
the change in Net Asset Value of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholder is $0.06250 per share. The current yield of 8.05% on shares of the Trust is based on the NYSE closing price of $9.3125 on November 30, 1997. This yield was 218 basis points above the yield on the 10-Year Treasury Note which was competitive when compared to other multisector-bond funds in its category

The Fund, inclusive of leverage, is currently managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 5 years.

The chart that follows shows the allocation of the Fund's holdings by asset category on November 30, 1997.

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
REPORT OF THE INVESTMENT ADVISOR (CONCLUDED)

--------------------------------------------------------------------------------

                      THE HYPERION TOTAL RETURN FUND, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1997 *

                                 [PIE CHART]
Subordinated Collateralized
  Mortgage Obligations             12.9%
Corporate Obligations               0.9%
High-Yield Corporate Securities     5.4%
Planned Amortization Class
  Interest-Only Securities          0.4%
Repurchase Agreement                0.3%
U.S. Government Agency
  Pass-Through Certificates         3.3%
U.S. Government Agency
  Collateralized Mortgage
  Obligations                      36.5%
U.S. Treasury Obligations           9.9%
Asset-Backed Securities            23.3%
Commercial Collateralized
  Mortgage Obligations              7.1%


* As a percentage of total investments.

The Fund is managed by Clifford E. Lai, President of the Fund and Chief Investment Officer of Hyperion Capital Management, Inc. ("HCM"), and John H. Dolan, a Managing Director and Chief Investment Strategist of HCM. Mr. Lai has participated in the management of the Fund since he joined HCM in March 1993. From August 1989 to March 1993, Mr. Lai was a Managing Director and the Chief Investment Strategist for fixed income at First Boston Asset Management. Mr. Dolan has participated in the management of the Fund since he joined HCM in January 1998. From June 1995 to December 1997, Mr. Dolan served as Managing Director and ran the Active Bond Group in the Global Investment Management area at Bankers Trust. Additionally, from April 1987 to May 1995, he was a Managing Director at Salomon Brothers Inc, where he specialized in mortgage-backed securities trading and new product development.

CONCLUSION

The Fund commits to its shareholders to continue to actively seek out the significant investment opportunities, and act on them in a timely fashion. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund so that it achieves its objectives. We appreciate the opportunity to serve your investment needs and we thank you for your continued support.

Sincerely,
CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.

KENNETH C. WEISS
Director & Senior Vice President,
The Hyperion Total Return Fund, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.

JOHN N. DUNLEVY
Vice President,
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.

-------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.                  Principal
PORTFOLIO OF INVESTMENTS       Interest                Amount        Value
November 30, 1997                Rate    Maturity      (000s)       (Note 2)

-------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS--67.0%

U.S. GOVERNMENT AGENCY PASS-
  THROUGH CERTIFICATES--1.3%
Government National
  Mortgage Association         8.50%     07/15/27         $  3,327  $  3,484,335
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCY
 PASS-THROUGH CERTIFICATES
  (Cost - $3,476,537)                                                  3,484,335
                                                                    ------------

U.S. GOVERNMENT AGENCY
 COLLATERALIZED MORTGAGE
  OBLIGATIONS--51.1%
Federal Home Loan Mortgage
  Corporation
  Series 1643, Class PH        5.75      07/15/23          12,000@   11,532,492
  Series 1701, Class C         6.50      03/15/09           5,884@    5,844,924
  Series 1701, Class PH        6.50      03/15/09          10,000@   10,002,770
  Series 1675, Class KC        6.50      10/15/10           5,750@    5,730,899
  Series 1844, Class E         6.50      10/15/13           2,305     2,223,044
  Series 1659, Class SD        8.50+     01/15/09           2,234     2,299,664
  Series 1469, Class I         8.73+     03/15/00           2,184     2,232,772
  Series 1565, Class L         9.00+     08/15/08           2,066     2,187,790
  Series 1587, Class SK        9.00+     10/15/08           1,857     1,997,951
  Series 1604, Class MC        9.00+     11/15/08           5,557     6,071,881
  Series 1604, Class SB        9.00+     11/15/08           1,084     1,157,740
  Series 1606, Class SD        9.00+     11/15/08           9,304    10,245,433
  Series 1587, Class SF        9.29+     05/15/08             928       991,089
                                                                   ------------
                                                                     62,518,449
                                                                   ------------
Federal National Mortgage
  Association
  Series 1993-175, Class
    PT                         6.00      11/25/07          13,000@   12,843,636
  Series 1996-21, Class PJ     6.00      12/25/10           7,428@    7,220,541
  Series 1994-42, Class PG     6.00      03/25/23          10,000@    9,781,290
  Series 1997-1, Class B       6.50      02/18/04          15,000@   15,042,187

  Series 1994-27, Class PM     6.50      11/25/10           7,760@    7,720,478
  Series 1994-12, Class SD     8.75+     01/25/09             849       887,360
  Series 1993-170, Class
    SC                         9.00+     09/25/08           4,612     4,887,579
  Series 1993-48, Class C      9.50      04/25/08           8,159@    8,725,618
  Series 1993-174, Class
    SE                        11.00+     09/25/08           2,861     3,296,765
                                                                   ------------
                                                                     70,405,454
                                                                   ------------

TOTAL U.S. GOVERNMENT AGENCY
 COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost - $128,995,806)                                             132,923,903
                                                                   ------------

U.S. GOVERNMENT STRIPPED
 MORTGAGE-BACKED
  SECURITY--0.5%
INTEREST-ONLY SECURITY:
Vendee Mortgage Trust
  Series 1997-2, Class IO
    (Cost - $1,369,253)        0.07      06/15/27         331,458     1,346,548
                                                                   ------------

U.S. TREASURY
  OBLIGATIONS--14.1%
U.S. Treasury Notes            5.75      10/31/02           2,100     2,091,141
                               6.13      03/31/98          10,000@   10,020,312
                               6.13      08/15/07           4,100     4,179,438
                               6.25      02/28/02           9,000@    9,122,344
                               6.50      08/31/01          11,000@   11,228,594
                                                                   ------------

-------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS                                Principal
(CONTINUED)                 Interest                     Amount       Value
November 30, 1997            Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------

TOTAL U.S. TREASURY
  OBLIGATIONS
  (Cost - $36,250,348)                                             $ 36,641,829
                                                                   ------------
TOTAL U.S. GOVERNMENT &
  AGENCY OBLIGATIONS
  (Cost - $170,091,944)                                             174,396,615
                                                                   ------------
-------------------------------------------------------------------------------

ASSET-BACKED
  SECURITIES--33.3%
Aegis Auto Receivables
  Trust Series 1996-3,
  Class C*
    (b)****                   11.10      03/20/02         1,839(a)    1,011,178
  Series 1996-2, Class C
    (b)****                   11.65      01/20/02           859(a)      472,292
  Series 1996-1, Class C
    (b)****                   12.14      10/20/01         1,508(a)      829,267
                                                                   ------------
                                                                      2,312,737
                                                                   ------------
Autobond Receivables Trust
  Series 1996-A, Class B
    (b)                       15.00      01/15/02         1,257(a)    1,256,892
  Series 1996-B, Class B
    (b)                       15.00      04/15/02         1,513(a)    1,512,641
                                                                   ------------
                                                                      2,769,533
                                                                   ------------
Bosque Asset Corporation
  Asset-Backed Notes*          7.66      06/05/02         1,797(a)    1,807,358
                                                                   ------------
California Infrastructure
  Public Gas and Electric
  Series 1997-1, Class A8      6.48      12/26/09         3,800       3,821,375
                                                                   ------------
CF/SPC Structured Mortgage
  Asset Residential Trust
  Series 1997-4, Class A       7.85      09/15/01         1,940       1,944,087

                                                                   ------------
Compania De Desarollo
  Aeropuerto
  Senior Secured Notes*       10.19      05/31/11         1,000(a)    1,109,630
                                                                   ------------
CST Export Master Trust
  Series 1997-1                8.22      03/01/04         5,000(a)    5,065,625
                                                                   ------------
Financial Asset Securities
  Corporation Auto Trust
  Series 1996-1, Class B**    10.00      11/15/01         2,016(a)    2,005,607
                                                                   ------------
Financial Asset Securities
  Corporation
  Series 1996-A, Class C
    (b)***                    11.91      09/10/01         1,287(a)      514,747
  Series 1995-A, Class D
    (b)****                   30.00      12/10/00         2,324(a)    1,278,333
                                                                   ------------
                                                                      1,793,080
                                                                   ------------
Franchise Loan Receivables
  Trust
  Series 1995-B, Class A       9.63+     01/15/11         4,940(a)    5,476,945
                                                                   ------------
GE Capital Mortgage
  Services, Inc.
  Series 1997-HE2, Class
    A7                         7.12      06/25/27         5,000       5,100,000
  Series 1997-HE1, Class
    B1                         7.50      03/25/27         3,900       3,964,582
                                                                   ------------
                                                                      9,064,582
                                                                   ------------
Green Tree Financial
  Corporation
  Series 1995-7, Class B1      7.35      11/15/26         4,000       4,090,625
  Series 1997-3, Class B1      7.51      07/15/28         4,000       4,130,625
                                                                   ------------
                                                                      8,221,250
                                                                   ------------

-------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS                                  Principal
(CONTINUED)                   Interest                     Amount       Value
November 30, 1997              Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------

Green Tree Home
  Improvement Loan Trust
  Series 1997-A, Class
    HEA6                         7.16      03/15/28           5,000    $  5,123,437
  Series 1996-F, Class
    HIM1                         7.30      11/15/27           1,500       1,554,375
                                                                       ------------
                                                                          6,677,812
                                                                       ------------
Health & Tennis Master Trust
  Series 1996-1, Class A-1       8.43      08/15/02           2,500(a)    2,508,984
                                                                       ------------
Imexsa Export Trust-Senior
  Structured Export
  Certificates
  Series 1996-1                 10.13      05/31/03           4,000(a)    4,190,781
                                                                       ------------
Mego Mortgage Home Loan
  Owner Trust Series 1997-3,
  Class CTFS                     8.01      08/25/23           5,754       5,892,086
                                                                       ------------
Parametric Re, Ltd.
  Floating Rate Notes           10.21+     11/15/25             500         501,250
                                                                       ------------
Residential Reinsurance
  Limited
  Series 1997-1, Class A2*    11.87+     12/15/08       2,500(a)       2,567,969
                                                                    ------------
Santista Export
  Securitization I Limited
  Securitized Export
    Notes*                     8.09      11/30/06       1,000(a)       1,001,609
                                                                    ------------
Sears Credit Account
  Master Trust
  Series 1996-3, Class A       7.00      07/15/08         5,000        5,121,875
                                                                    ------------
Securitized Multiple Asset
  Rated Trust
  Series 1997-2                8.24      03/15/06         2,816        2,839,035
                                                                    ------------

Standard Credit Card
  Master Trust
  Series 1995-1, Class B       8.45      01/07/07         5,600        6,148,625
                                                                    ------------
Sterling Jewelers
  Receivables Master Trust
  Series 1995-1, Class B       8.02      11/02/04         4,000(a)     4,023,125
                                                                    ------------
TOTAL ASSET-BACKED
  SECURITIES
  (Cost - $88,909,369)                                                86,864,960
                                                                    ------------
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE
  OBLIGATIONS--35.2%
WHOLE LOAN COLLATERALIZED
  MORTGAGE OBLIGATIONS--4.9%
Citibank, N.A.
  Series 1987-A, Class 1       9.00      01/25/17         8,293        8,251,221
                                                                    ------------
Prudential Home Mortgage
  Securities Co., Inc.
  Series 1993-5, Class A8      8.28+     03/25/00         4,382        4,489,553
                                                                    ------------
TOTAL WHOLE LOAN
 COLLATERALIZED  MORTGAGE
  OBLIGATIONS
  (Cost - $12,347,577)                                                12,740,774
                                                                    ------------
COMMERCIAL COLLATERALIZED
  MORTGAGE OBLIGATIONS--11.8%
Asset Securitization
  Corporation
  Series 1997-D5, Class
    PS1, IO                    1.37      02/14/41        46,000        4,973,750
  Series 1997-D5, Class
    A1B                        6.66      02/14/41        10,000       10,093,750
                                                                    ------------
                                                                      15,067,500
                                                                    ------------
Bankers Trust Company
 Mortgage Investors Trust
  Series 1996-S1, Class E     10.25      12/01/06         3,000(a)     3,054,375
                                                                    ------------

-------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN
  FUND, INC.
PORTFOLIO OF INVESTMENTS                             Principal
(CONTINUED)                   Interest                  Amount       Value
November 30, 1997              Rate        Maturity     (000s)        (Note 2)

-------------------------------------------------------------------------------

DLJ Mortgage Acceptance
  Corporation
  Series 1995-CF2, Class
    S2, IO*                      0.63      12/17/27      48,300(a)   $ 4,633,781
                                                                    ------------
First Chicago/Lennar Trust I
  Series 1997-CHL1, Class D      8.12+     05/29/08       3,000(a)     2,994,375
                                                                    ------------
Paine Webber Mortgage
 Acceptance Corporation
  Series 1995-M2, Class C        6.90      12/01/03       5,000(a)     5,030,469
                                                                    ------------
TOTAL COMMERCIAL
  COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost - $30,230,461)                                               30,780,500
                                                                    ------------
SUBORDINATED COLLATERALIZED
  MORTGAGE OBLIGATIONS--18.5%
Banco Hipotecario
  Nacional--I Mortgage
  Fund
  Series 1996-1, Class A2        7.36      09/25/01         459(a)       460,099
                                                                    ------------
Banco Hipotecario
  Nacional--II Mortgage
  Trust
  Series 1997-1, Class A1        7.14+     03/25/11       1,827(a)     1,826,709
                                                                    ------------
Chase Mortgage Finance
  Corporation
  Series 1994-D, Class B3        6.75      02/25/25         696          612,622
                                                                    ------------
Countrywide Funding
  Corporation
  Series 1994-2, Class B2
    (c)                          6.50      02/25/09         616          234,064
                                                                    ------------
DLJ Mortgage Acceptance
  Corporation

  Series 1995-T10, Class
    C, IO                       17.60      09/02/23       2,139(a)     1,497,639
                                                                    ------------
GE Capital Mortgage
  Services, Inc.
  Series 1994-2, Class B5*
    (c)                        6.00      01/25/09           790(a)       237,024
  Series 1994-10, Class M      6.50      03/25/24         5,745        5,561,554
  Series 1995-10, Class
    B3*                        7.00      10/25/10           685(a)       644,039
  Series 1994-17, Class
    B3*                        7.00      05/25/24         1,959(a)     1,748,354
  Series 1996-3, Class B3      7.00      03/25/26         1,845(a)     1,637,543
  Series 1996-9, Class B5
    (c)                        7.50      06/25/26         1,305(a)       326,182
  Series 1996-HE3, Class
    B4*                        8.25      09/25/26           576(a)       396,789
  Series 1996-HE3, Class
    B5* (c)                    8.25      09/25/26           611(a)       143,584
                                                                    ------------
                                                                      10,695,069
                                                                    ------------
Headlands Mortgage
  Securities, Inc.
  Series 1997-4, Class B4      7.25      11/25/27         1,543        1,413,399
                                                                    ------------
Independent National
  Mortgage Corporation
  Series 1995-V, Class B2      7.25      02/25/26         1,413        1,432,761
  Series 1995-Q, Class B1      7.50      11/25/25         2,919        2,977,226
                                                                    ------------
                                                                       4,409,987
                                                                    ------------
Paine Webber Mortgage
 Acceptance Corporation
  Series 1993-9, Class B1      7.00      10/25/23         2,952        2,440,466
                                                                    ------------
Prudential Home Mortgage
  Securities Co., Inc.
  Series 1996-5, Class B1      7.25      04/25/26         3,419        3,440,307
  Series 1996-5, Class B4*     7.25      04/25/26         1,368(a)       977,044
  Series 1996-5, Class B5
    (c)                        7.25      04/25/26         1,224(a)       293,786
                                                                    ------------
                                                                       4,711,137
                                                                    ------------
Residential Asset
  Securitization Trust
  Series 1997-A2, Class B1     7.75      04/25/27         2,433        2,557,688
                                                                    ------------

                                       7

-------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN
  FUND, INC.
PORTFOLIO OF INVESTMENTS                                 Principal
(CONTINUED)                    Interest                   Amount       Value
November 30, 1997               Rate      Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------

Residential Funding
  Mortgage Securities I,
  Inc.
  Series 1993-S49, Class B2       6.00      12/25/08         253     $   199,248
  Series 1996-S5, Class B1        6.75      02/25/11         554         512,926
  Series 1996-S8, Class B1        6.75      03/25/11         532         491,787
  Series 1996-S13, Class B2       7.00      05/25/11         369         298,131
  Series 1996-S13, Class B3(c)    7.00      05/25/11         369         125,379
  Series 1994-S13, Class M1       7.00      05/25/24       3,841       3,845,537
  Series 1995-S12, Class B2       7.25      08/25/10         328         268,776
  Series 1996-S17, Class B2       7.25      07/25/11         287         233,607
  Series 1996-S17, Class B3(c)    7.25      07/25/11         287         102,023
  Series 1996-S4, Class M2        7.25      02/25/26       2,089       2,110,573
  Series 1997-S2, Class B2        7.50      01/25/27         842         615,568
  Series 1997-S2, Class M2        7.50      01/25/27       1,786       1,827,869
  Series 1997-S3, Class B2        7.50      02/25/27         512         373,892
  Series 1997-S7, Class B1        7.50      05/25/27       1,182       1,119,087
  Series 1996-S23, Class B1       7.75      11/25/26         693         648,204
  Series 1996-S23, Class B2       7.75      11/25/26         515         384,664
  Series 1996-S22, Class B1       8.00      10/25/26       1,050         997,940
                                                                     -----------
                                                                      14,155,211
                                                                     -----------
Salomon Brothers Mortgage
  Securities VII
  Series 1997-HUD2, Class B5      7.00      07/25/24       4,500       3,087,135
                                                                     -----------

TOTAL SUBORDINATED
 COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost - $44,851,752)                                                48,101,225
                                                                     -----------

TOTAL COLLATERALIZED
  MORTGAGE OBLIGATIONS
  (Cost - $87,429,790)                                                91,622,499

                                                                     -----------
--------------------------------------------------------------------------------


CORPORATE
  OBLIGATIONS--9.2%

AEROSPACE AND
  DEFENSE--0.2%
  BE Aerospace, Inc.              9.75      03/01/03         500         522,500
                                                                     -----------

AIR TRANSPORT--0.2%
  Atlantic Coast Airlines*       8.75       01/01/07         500(a)      500,000
                                                                     -----------


AUTOMOTIVE--0.2%
  Western Star Truck
    Holdings*                    8.75       05/01/07         500(a)      513,750
                                                                     -----------

BEVERAGE AND TOBACCO--0.2%
  Cott Corporation               9.38       07/01/05         500         518,750
                                                                     -----------

BUILDING &
  DEVELOPMENT--0.2%
  U.S. Home Corporation          8.25       08/15/04         500         503,750
                                                                     -----------

BUILDING PRODUCTS--0.2%
  Building Materials
    Corporation of
    America*                     8.00       10/15/07         500(a)      491,250
                                                                     -----------

BUSINESS EQUIPMENT &
  SERVICES--0.1%
  Muzak L.P./Muzak Capital
    Corporation                 10.00       10/01/03         250         265,000
                                                                     -----------

-------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN
 FUND, INC.
PORTFOLIO OF INVESTMENTS                                Principal
(CONTINUED)                 Interest                     Amount       Value
November 30, 1997            Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------

CABLE TELEVISION--0.6%
  Cablevision Systems
    Corporation*               8.13      08/15/09             500(a) $  508,750
  Century Communications
    Corporation                9.50      03/01/05             500       523,750
  Rogers Cablesystem, Ltd.     9.63      08/01/02             500       527,500
                                                                     ----------
                                                                      1,560,000
                                                                     ----------
CHEMICALS/PLASTICS--0.5%
  Buckeye Cellulose
    Corporation                8.50      12/15/05             500       507,500
  ISP Holdings, Inc.           9.00      10/15/03             250       258,437
  Sifco Canada, Inc.           8.50      07/15/00             500       506,250
                                                                     ----------
                                                                      1,272,187
                                                                     ----------
CLOTHING/TEXTILES--0.3%
  Dyersburg Corporation*       9.75      09/01/07             250(a)    257,500
  Nine West Group, Inc.*       8.38      08/15/05             500(a)    488,750
                                                                     ----------
                                                                        746,250
                                                                     ----------
DRUGS--0.1%
  ICN Pharmaceuticals,
    Inc.*                      9.25      08/15/05             250(a)    260,625
                                                                     ----------
ELECTRONICS/ELECTRIC--0.7%
  DII Group, Inc.*             8.50      09/15/07             500(a)    493,750
  Mark IV Industries, Inc.     7.75      04/01/06             750       758,550
  Tracor, Inc.                 8.50      03/01/07             500       503,750
                                                                     ----------
                                                                      1,756,050
                                                                     ----------
EQUIPMENT LEASING--0.1%
  Coinmach Corporation        11.75      11/15/05             250       276,875
                                                                     ----------
FINANCIAL SERVICES--1.3%
  ABN AMRO Bank N.V.           7.55      06/28/06           3,300     3,509,124
                                                                     ----------

FOOD SERVICE--0.4%
  Apple South, Inc.            9.75      06/01/06             500       532,500
  Host Marriott Travel
    Plaza                      9.50      05/15/05             500       530,625
                                                                     ----------
                                                                      1,063,125
                                                                     ----------
FOREST PRODUCTS--0.1%
  Doman Industries, Ltd.*      9.25      11/15/07             250(a)    248,750
                                                                     ----------
HEALTHCARE--0.1%
  Ivax Corporation             6.50      11/15/01             250       218,750
                                                                     ----------
HOME FURNISHINGS--0.2%
  Ekco Group, Inc.             9.25      04/01/06             500       516,250
                                                                     ----------
HOTELS/MOTELS/INNS AND
  CASINOS--0.2%
  HMH Properties, Inc.         8.88      07/15/07             500       513,750
                                                                     ----------
INDUSTRIAL EQUIPMENT--0.1%
  Idex Corporation             9.75      09/15/02             250       258,750
                                                                     ----------

-------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN
  FUND, INC.
PORTFOLIO OF INVESTMENTS                                Principal
 (CONTINUED)                 Interest                     Amount       Value
November 30, 1997            Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------

INSURANCE--0.2%
  Americo Life, Inc.           9.25      06/01/05             500    $  513,750
                                                                     ----------
LEISURE--0.3%
  Leslie's Poolmart, Inc.*    10.38      07/15/04             500(a)    515,000
  Speedway MotorSports,
    Inc.                       8.50      08/15/07             350       353,500
                                                                     ----------
                                                                        868,500
                                                                     ----------
NONFERROUS
  METALS/MINERALS--0.1%
  Easco Corporation           10.00      03/15/01             250       258,125
                                                                     ----------
OIL & GAS--0.7%
  Clark Refining and
    Marketing, Inc.*           8.38      11/15/07             250(a)    250,000
  Pogo Producing Company       8.75      05/15/07             500       510,000
  Synder Oil Corporation       8.75      06/15/07             500       505,625
  Trico Marine Services,
    Inc.                       8.50      08/01/05             500       501,250
                                                                     ----------
                                                                      1,766,875
                                                                     ----------
RETAILERS (OTHER THAN
  FOOD/DRUG)--0.3%
  Proffitt's, Inc.             8.13      05/15/04             500       515,000
  Specialty Retailers,
    Inc.                       8.50      07/15/05             250       254,375
                                                                     ----------
                                                                        769,375
                                                                     ----------
STEEL--0.4%
  LTV Corporation*             8.20      09/15/07             500(a)    488,750
  Ryerson Tull, Inc.           9.13      07/15/06             500       540,000
                                                                     ----------
                                                                      1,028,750
                                                                     ----------
SURFACE TRANSPORT--0.5%
  Allied Holdings, Inc.*       8.63      10/01/07             250(a)    255,625

  Moran Transportation
    Company                   11.75      07/15/04             250       277,500
  Newport News
    Shipbuilding, Inc.         8.63      12/01/06             250       260,000
  Viking Star Shipping,
    Inc.                       9.63      07/15/03             496       515,840
                                                                     ----------
                                                                      1,308,965
                                                                     ----------
TELECOMMUNICATIONS/MOBILE,
  CELLULAR--0.3%
  Centennial Cellular
    Corporation                8.88      11/01/01             500       507,500
  Rogers Cantel, Inc.          9.38      06/01/08             250       263,750
                                                                     ----------
                                                                        771,250
                                                                     ----------
UTILITIES--0.4%
  California Energy
    Company, Inc.              9.88      06/30/03             500       544,375
  El Paso Electric Company     8.90      02/01/06             500       542,500
                                                                     ----------
                                                                      1,086,875
                                                                     ----------
TOTAL CORPORATE
  OBLIGATIONS
  (Cost - $23,372,303)                                               23,887,951
                                                                    -----------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN
  FUND, INC.
PORTFOLIO OF INVESTMENTS                                Principal
(CONCLUDED)                 Interest                     Amount       Value
November 30, 1997            Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------

REPURCHASE AGREEMENT--1.0%
Dated 11/28/97, with State
  Street Bank and Trust
  Company; proceeds:
  $2,591,079;
  collateralized by
  $2,630,000 U.S. Treasury
  Note 5.875%, due
  10/31/98, value:
  $2,632,877
  (Cost - $2,590,000)          5.00      12/01/97           2,590  $  2,590,000
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS--145.7%
  (Cost - $372,393,406)                                             379,362,025
LIABILITIES IN EXCESS OF
  OTHER ASSETS--(45.7%)                                            (119,034,160)
                                                                   ------------

NET ASSETS--100.0%                                                 $260,327,865
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------

     @ Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
     +  Variable Rate Security: Coupon rate is rate in effect at November 30,
        1997
     * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
    **  Non-income producing
   *** Subsequent to year-end, the Advisor concluded that the Fund was not likely to receive any principal _____________ amount or any interest payments accordingly, the value of this security was reduced to $0.
  **** Subsequent to year-end, the Advisor reduced its estimates of anticipated cash flows from these securities and, accordingly, the values of these securities have been reduced, in the aggregate, by $2,307,600.

   (a)  Private Placement
   (b) Security valued in good faith by or at the direction of the Board of Directors
   (c)  First Loss Bonds
    IO Interest Only Security-Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1997

--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $372,393,406) (Note 2)................ $379,362,025
Cash..............................................................          963
Interest receivable...............................................    3,950,441
Receivable for investments sold...................................    3,949,328
Principal paydowns receivable.....................................    1,014,857
Prepaid expenses..................................................       15,228
                                                                   ------------
          Total assets............................................  388,292,842
                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 5)...........................   122,139,500
Payable for investments purchased................................     3,799,756
Dividends payable................................................     1,528,378
Interest payable (Note 5)........................................       227,831
Investment advisory fee payable (Note 3).........................       139,600
Accrued expenses and other liabilities...........................        86,958
Administration fee payable (Note 3)..............................        42,954
                                                                   ------------
          Total liabilities......................................   127,964,977
                                                                   ------------

NET ASSETS (equivalent to $10.64 per share based on
  24,455,415 shares outstanding).................................  $260,327,865
                                                                   ============

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6)...................................  $    244,554
Additional paid-in capital (Note 6)..............................   273,375,412
Undistributed net investment income..............................        33,712
Accumulated net realized losses..................................   (20,294,432)
Net unrealized appreciation......................................     6,968,619
                                                                   ------------
Net assets applicable to capital stock outstanding...............  $260,327,865
                                                                   ============

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended November 30, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2):
  Interest.......................................................   $28,085,509
                                                                    -----------
EXPENSES:
  Investment advisory fee (Note 3)...............................     1,666,464
  Administration fee (Note 3)....................................       512,758
  Insurance......................................................       154,504
  Custodian......................................................        72,133
  Transfer agency................................................        69,585
  Reports to shareholders........................................        60,405
  Audit and tax services.........................................        57,600
  Directors' fees and expenses...................................        46,000
  Registration fees..............................................        33,065
  Legal..........................................................         9,785
  Miscellaneous..................................................        10,738
                                                                    -----------
     Total operating expenses....................................     2,693,037
          Interest expense (Note 5)..............................     6,302,675
                                                                    -----------
     Total expenses..............................................     8,995,712
                                                                    -----------
  Net investment income..........................................    19,089,797
                                                                    -----------


REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENT AND FUTURES
  TRANSACTIONS (Notes 2 and 4):
Net realized gains (losses) on:
  Investment transactions........................................     2,219,312
  Futures transactions...........................................       (69,048)
                                                                    -----------
                                                                      2,150,264
                                                                    -----------

Net unrealized appreciation on investments.......................     2,075,944
                                                                    -----------
Net realized and unrealized gain on investment and futures
  transactions...................................................     4,226,208
                                                                    -----------
Net increase in net assets resulting from operations.............   $23,316,005
                                                                    -----------
                                                                    -----------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                    For the Year    For the Year
                                                        Ended         Ended
                                                    November 30,    November 30,
                                                       1997            1996
                                                    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income...........................   $ 19,089,797  $ 23,576,421
  Net realized gain on investment and futures
     transactions.................................      2,150,264     1,014,684
  Net unrealized appreciation (depreciation) on
     investments..................................      2,075,944    (4,034,988)
                                                     ------------  ------------
  Net increase in net assets resulting from
     operations...................................     23,316,005    20,556,117
                                                     ------------  ------------

DIVIDENDS TO SHAREHOLDERS:
  Net investment income...........................    (21,249,957)  (22,291,630)
                                                     ------------   ------------

CAPITAL STOCK TRANSACTIONS (Note 6):
  Cost of Fund shares repurchased and retired.....     (2,851,597)     (173,100)
                                                     ------------   ------------
          Total decrease in net assets............       (785,549)   (1,908,613)

NET ASSETS:
  Beginning of year...............................    261,113,414    263,022,027
                                                     ------------   ------------
  End of year (including undistributed net
     investment income of $33,712 and
      $2,193,872, respectively)...................   $260,327,865   $261,113,414
                                                     ------------   ------------
                                                     ------------   ------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
For the Year Ended November 30, 1997

--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
  Interest received (excluding net amortization of $318,020)...   $ 29,837,468
  Interest expense paid........................................     (6,140,529)
  Operating expenses paid......................................     (2,728,340)
  Purchase of short-term portfolio investments, net............     (2,329,000)
  Purchase of long-term portfolio investments..................   (426,130,246)
  Proceeds from disposition of long-term portfolio investments
     and principal paydowns....................................    416,497,779
  Net cash used for futures transactions.......................        (69,048)
                                                                  ------------
  Net cash provided by operating activities....................      8,938,084
                                                                  ------------
Cash flows used for financing activities:
  Cash used to repurchase and retire Fund shares...............     (2,851,597)
  Net cash provided by reverse repurchase agreements...........     13,792,750
  Cash dividends paid..........................................    (19,868,187)
                                                                  ------------
  Net cash used for financing activities.......................     (8,927,034)
                                                                  ------------
Net increase in cash...........................................         11,050
Bank overdraft at beginning of year............................        (10,087)
                                                                  ------------
Cash at end of year............................................   $        963
                                                                  ------------
                                                                  ------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations...........   $ 23,316,005
                                                                  ------------
  Increase in investments......................................     (8,974,535)
  Net unrealized appreciation on investments...................     (2,075,944)
  Decrease in interest receivable..............................        654,273
  Decrease in other assets.....................................      4,049,983
  Decrease in other liabilities................................     (8,031,698)
                                                                  ------------
          Total adjustments....................................    (14,377,921)
                                                                  ------------
Net cash provided by operating activities......................   $  8,938,084
                                                                  ------------
                                                                  ------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                               For the Year    For the Year    For the Year    For the Year    For the Year
                                                  Ended           Ended           Ended           Ended        Ended
                                               November 30,    November 30,    November 30,    November 30,    November 30,
                                                   1997            1996            1995            1994           1993
                                               ------------    ------------    ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........     $  10.55        $  10.61        $   9.56        $  10.59        $  10.87
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................         0.77            0.95            0.92            1.07            1.07
Net realized and unrealized gains (losses)
  on investment and futures
  transactions..............................         0.16           (0.11)           1.13           (1.10)          (0.21)
                                               ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net asset value
  resulting from operations.................         0.93            0.84            2.05           (0.03)           0.86
                                               ------------    ------------    ------------    ------------    ------------
Net effect of shares repurchased............         0.02              --              --            0.01              --
Dividends from net investment income........        (0.86)          (0.90)          (1.00)          (1.01)          (1.14)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value, end of year................     $  10.64        $  10.55        $  10.61        $   9.56        $  10.59
                                               ------------    ------------    ------------    ------------    ------------
                                               ------------    ------------    ------------    ------------    ------------
Market price, end of year...................     $ 9.3125           9.375        $   9.00        $   8.50        $ 10.375
                                               ------------    ------------    ------------    ------------    ------------
                                               ------------    ------------    ------------    ------------    ------------
TOTAL INVESTMENT RETURN+....................         8.64%          14.97%          17.45%          (7.93)%         (0.89)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY
   DATA:
Net assets, end of year (000s)..............     $260,328        $261,113        $263,022        $237,208        $263,801
Operating expenses..........................         1.05%           1.08%           1.07%           1.09%           1.08%
Interest expense............................         2.46%           2.34%           2.24%           1.75%           1.50%
Total expenses..............................         3.51%           3.42%           3.31%           2.84%           2.58%
Net investment income.......................         7.45%           9.26%           9.18%          10.63%           9.95%
Portfolio turnover rate.....................          109%            227%            320%            234%            395%

------------------

+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions.

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 1997

--------------------------------------------------------------------------------

1. THE FUND:

The Hyperion Total Return Fund, Inc. (the 'Fund'), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Fund securities are valued based upon the current bid price. The Fund values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the

Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1997

--------------------------------------------------------------------------------

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.


The Fund invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the 'Advisor') is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH

   AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1997

--------------------------------------------------------------------------------

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ('Pacholder'). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor will pay, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor and Administrator.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 1997 were $289,935,182 and $232,172,181, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 1997 were $128,037,676 and $159,438,153, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association and the United States Department of Veterans Affairs.
The federal income tax basis of the Fund's investments at November 30, 1997 was $372,401,763 and, accordingly, net unrealized appreciation for federal income tax purposes was $6,960,262 (gross unrealized appreciation--$10,509,595; gross unrealized depreciation--$3,549,333). At tax year end November 30, 1997, the Fund had a capital loss carryforward of $20,209,936, of which $2,372,035 and $17,837,901 expire in 2000 and 2002, respectively, available to offset any future capital gains.

5. BORROWINGS:

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 1997, the Fund had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount, including Interest
  Payable...........................    $ 122,425,617
                                       ---------------
Market Value of Assets Sold
  Under Agreements..................    $ 125,067,381
                                       ---------------
Weighted Average Interest Rate......            5.66%
                                       ---------------

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 1997, was approximately $114,254,163 at a weighted average interest rate of 5.52%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
November 30, 1997

--------------------------------------------------------------------------------

$124,039,750, as of November 25, 1997, which was 30.94% of total assets.

6. CAPITAL STOCK:

There are 50 million shares of $0.01 par value common stock authorized. Of the 24,455,415 shares outstanding at November 30, 1997, the Advisor owned 8,334 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of November 30, 1997, 522,900 shares have been repurchased pursuant to this program at a cost of $4,690,560 and at an average discount of 12.80% from its net asset value. For the year ended November 30, 1997, 306,200 shares have been repurchased at a cost of $2,851,597 and at an average discount of 11.65% from its net asset value. For the year ended November 30, 1996, 20,000 shares were repurchased at a cost of $173,100 and at an average discount of 15.59% from its net asset value. All shares repurchased have been retired.

7. FINANCIAL INSTRUMENTS:

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There were no open futures contracts at November 30, 1997.

There was no written option activity for the year ended November 30, 1997.


8. SUBSEQUENT EVENTS:

The Fund's Board of Directors declared the following regular monthly dividend:

 DIVIDEND      RECORD      PAYABLE
PER SHARE       DATE         DATE
----------    --------     --------
$0.0625       12/22/97     12/31/97

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE HYPERION TOTAL RETURN FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Hyperion Total Return Fund, Inc. as of November 30, 1997, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended November 30, 1997 and 1996 and the financial highlights for each of the years in the five-year period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. at November 30, 1997, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Two World Financial Center
New York, New York 10281

January 9, 1998

--------------------------------------------------------------------------------
                                TAX INFORMATION
--------------------------------------------------------------------------------

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1997) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 11.07% of the Fund's distributions were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

--------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)

--------------------------------------------------------------------------------

                                                                PER SHARE
                                         -----------------------------------------------------------------------------------
                                            NET         REALIZED     UNREALIZED                      MARKET PRICE      NAV
                                         INVESTMENT       GAIN          GAIN         DIVIDEND/       ------------     ------
QUARTER ENDED                              INCOME        (LOSS)        (LOSS)       DISTRIBUTION     HIGH     LOW      HIGH
----------------------------------------------------------------------------------------------------------------------------
February 28, 1991....................      $ 0.29        $ 0.01        $ 0.12          $(0.30)       $11      $9 5/8  $10.91
May 31, 1991.........................        0.32          0.02          0.16           (0.30)        11 1/4  10 1/8   11.12
August 31, 1991......................        0.30         (0.06)         0.26           (0.30)        11 5/8  10 3/4   11.32
November 30, 1991....................        0.33         (0.18)         0.28           (0.20)        12      11 3/8   11.50
February 29, 1992....................        0.30          0.34          0.59           (0.34)        12      11       11.46
May 31, 1992.........................        0.30         (0.35)         0.15           (0.30)        12 1/4  11 1/8   11.07
August 31, 1992......................        0.30         (0.19)         0.29           (0.30)        12 1/8  11 1/8   11.12
November 30, 1992....................        0.29         (0.27)         0.03           (0.29)        11 7/8  11 3/8   11.15
February 28, 1993....................        0.28         (0.11)         0.03           (0.29)        12      11       10.89
May 31, 1993.........................        0.28          0.08         (0.19)          (0.38)        12      10 3/4   10.69
August 31, 1993......................        0.25          0.07          0.16           (0.28)        11 7/8  10 1/2   10.86
November 30, 1993....................        0.26         (0.08)        (0.17)          (0.19)        11       9 7/8   10.81
February 28, 1994....................        0.26         (0.23)         0.14           (0.35)        10 7/8  10       10.66
May 31, 1994.........................        0.29         (0.22)        (0.35)          (0.26)        10 5/8   9       10.36
August 31, 1994......................        0.29         (0.09)         0.03           (0.24)         9 1/4   8 1/2    9.98
November 30, 1994....................        0.23         (0.09)        (0.29)          (0.16)         8 7/8   7 5/8    9.81
February 28, 1995....................        0.23         (0.16)         0.42           (0.35)         8 7/8   8        9.70
May 31, 1995.........................        0.23          0.18          0.37           (0.22)         9       8 1/2   10.18
August 31, 1995......................        0.23          0.18         (0.22)          (0.22)         9 3/8   8 3/8   10.37
November 30, 1995....................        0.23          0.21          0.15           (0.21)         9 1/8   8 5/8   10.61
February 28, 1996....................        0.25          0.17         (0.38)          (0.24)         9 5/8   9       10.78
May 31, 1996.........................        0.25         (0.09)        (0.40)          (0.21)         9 1/4   8 3/8   10.45
August 31, 1996......................        0.23         (0.12)         0.10           (0.23)         9 1/4   8 1/4   10.26
November 30, 1996....................        0.22          0.08          0.52           (0.22)         9 1/2   8 7/8   10.55
February 28, 1997....................        0.18          0.09         (0.27)          (0.23)         9 5/8   9 1/8   10.52
May 31, 1997.........................        0.20          0.02         (0.11)          (0.22)         9 1/4   9 5/8   10.31
August 31, 1997......................        0.18          0.07          0.19           (0.21)         9 15/16 9 1/2  10.60
November 30, 1997....................        0.21         (0.10)         0.27           (0.20)         9 3/4   9 3/16  10.72


                                        NAV
                                        ---       VOLUME
QUARTER ENDED                           LOW       (000S)
-------------------------------------------------------

February 28, 1991....................  $10.70     3,040
May 31, 1991.........................   10.86     4,287
August 31, 1991......................   11.06     2,469
November 30, 1991....................   11.29     2,674
February 29, 1992....................   10.94     4,012
May 31, 1992.........................   10.86     2,843
August 31, 1992......................   10.91     3,539
November 30, 1992....................   10.76     2,120
February 28, 1993....................   10.77     2,104
May 31, 1993.........................   10.56     2,349
August 31, 1993......................   10.62     4,997
November 30, 1993....................   10.60     3,673
February 28, 1994....................   10.48     2,591
May 31, 1994.........................    9.85     1,898
August 31, 1994......................    9.87     2,249
November 30, 1994....................    9.53     2,879
February 28, 1995....................    9.40     2,405
May 31, 1995.........................    9.69     1,565
August 31, 1995......................   10.04     2,129
November 30, 1995....................   10.23     1,698
February 28, 1996....................   10.41     2,217
May 31, 1996.........................    9.99     2,068
August 31, 1996......................    9.83     2,190
November 30, 1996....................   10.01     1,334
February 28, 1997....................   10.25     1,664
May 31, 1997.........................   10.03     1,819
August 31, 1997......................   10.25     1,922
November 30, 1997....................   10.41     3,292

--------------------------------------------------------------------------------


INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
FOR GENERAL INFORMATION ABOUT THE FUND:
(800) HYPERION

SUB-ADVISOR

PACHOLDER ASSOCIATES, INC.
Towers of Kenwood
8044 Montgomery Road
Suite 382
Cincinnati, Ohio 45236

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

TRANSFER AGENT

BOSTON EQUISERVE, L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
Two World Financial Center
New York, New York 10281-1438

LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Lewis S. Ranieri
Chairman

Rodman L. Drake*
Director

Garth Marston*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director & Senior Vice President

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

* Audit Committee Members


------------------------------------------------------

                    [LOGO]

------------------------------------------------------

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.


                      THE HYPERION TOTAL RETURN FUND, INC.
                               One Liberty Plaza
                            165 Broadway, 36th Floor
                            New York, NY 10006-1404

                                 THE HYPERION
                            TOTAL RETURN FUND, INC.

                                 ANNUAL REPORT

                               NOVEMBER 30, 1997

                                    [ART]